UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2019

Natera, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37478	01-0894487
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

201 Industrial Road, Suite 410
San Carlos, California 94070

(Address of principal executive offices, including zip code)

(650) 249-9090

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NTRA	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On August 15, 2019, the Board of Directors (the “Board”) of Natera, Inc., a Delaware corporation (the “Company”), based on the recommendation of the Board’s Nominating and Corporate Governance Committee: (i) increased the size of the full Board from nine to ten members and (ii) appointed Rowan E. Chapman, Ph.D. as a member of the Board, effective immediately.

Dr. Chapman will serve as a Class II director, with an initial term expiring at the 2020 annual meeting of stockholders. There is no arrangement or understanding between Dr. Chapman and any other persons pursuant to which Dr. Chapman was elected as a director. The Board has not appointed Dr. Chapman to any Board committee at this time.

In connection with her appointment to the Board, Dr. Chapman will be entitled to receive cash and equity compensation consistent with that of the Company’s other non-employee directors. Such compensation is described in Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 10, 2019. The Company’s form Notice of Stock Option Grant and form Stock Option Agreement were filed with the SEC on March 24, 2016 as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

The Company also entered into an Indemnification Agreement with Dr. Chapman. The Indemnification Agreement provides for indemnification and advancement of litigation and other expenses to Dr. Chapman to the fullest extent permitted by law for claims relating to her service to the Company or its subsidiaries. The Company’s form of indemnification agreement was filed with the SEC on March 16, 2017 as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

There are no family relationships between Dr. Chapman and any of the Company’s directors or executive officers and Dr. Chapman does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Natera, Inc. Amended Compensation Program for Non-Employee Directors (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the SEC on May 10, 2019).

10.2

Notice of Stock Option Grant and Stock Option Agreement under the Natera, Inc. 2015 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on March 24, 2016).

10.3

Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on March 16, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Natera, Inc.

By:	/s/ Michael Brophy
Michael Brophy
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: August 21, 2019